Item 1. Report to Shareholders

October 31, 2004

INTERNATIONAL GROWTH & INCOME FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
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T. Rowe Price International Growth & Income Fund
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FELLOW SHAREHOLDERS

Developed overseas equity markets continued to outperform the U.S. market over the past six and 12 months. For the year ended October 31, 2004, the MSCI EAFE (Europe, Australasia, and Far East) Index, widely recognized as the benchmark for developed international equity markets, gained more than 19% compared with less than 10% for the S&P 500 Stock Index, the yardstick for large-cap U.S. stocks. In the second half of our fiscal year, returns abroad (5.94%) and at home (2.96%) were positive but more modest than in the prior six-month period. International stocks outperformed their U.S. counterparts in both periods due to the stellar results of several smaller markets and U.S. dollar weakness.

Energy was the strongest sector in most markets and for the fund over the past six months. Materials stocks also generated solid results, driven by demand growth in China early in the year, although China's growth has somewhat tempered. Information technology stocks--especially semiconductors and related equipment firms--posted losses.

We are pleased to report that the International Growth & Income Fund, Advisor Class, and R Class generated solid returns for the 6- and 12-month periods ended October 31, 2004. Your portfolio outperformed the Lipper International Multi-Cap Value Funds Average (a newly created market-capitalization and style-specific Lipper category) and the unmanaged MSCI EAFE Index in both periods. The EAFE index results reflect no expenses or foreign dividend withholding taxes. Results for the Advisor Class and R Class shares varied slightly from the retail shares, reflecting their differing fee structures. (Over the past six months, Lipper has created several market-capitalization and style-specific categories that replace the old International Funds Average.)

PERFORMANCE COMPARISON
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Periods Ended 10/31/04                          6 Months        12 Months
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International Growth &
Income Fund                                        8.89%           21.66%

International Growth &
Income Fund-Advisor Class                          8.87            21.74

International Growth &
Income Fund-R Class                                8.82            21.49

MSCI EAFE Index                                    5.94            19.27

Lipper International Multi-Cap
Value Funds Average                                7.01            19.74

Please see the fund's quarter-end returns following this letter.

China: A Powerful Global Growth Engine

China has increasingly become the growth engine for Asia, and T. Rowe Price investment managers believe that it will have an expanding impact on the global economy. Investing in China, however, presents unique challenges that warrant a cautious investment approach.

China's economy has grown rapidly over the past year, fueled by massive fixed-asset investment by the government, high levels of foreign investment, and the rapid emergence of its urban middle class. In December 2003, money supply was growing at a 30% annual pace, and the supply of raw materials could not keep pace. China currently consumes 25% of the world's raw materials, and this will continue to rise.

Over the past year, the Chinese government has attempted to cool this boom, and the continuing challenge will be achieving a manageable rate of growth. We believe the next stage of China's modernization must be to tackle its financial architecture. Due to the lack of a functioning bond market, interest rate inflexibility, and a rigid foreign exchange structure, the government has had to rely on administrative measures to slow the economy.

The secular rise in inflation is another growing concern. The country is reaching the limit of its ability to supply domestic raw materials to its industries, meaning that growth will have to be met by imported raw materials and paid for with hard currency. These trends probably mean that China's low interest rates are likely to climb further, which could have major implications for its economy and potentially for inflation trends around the world. (The government edged rates higher in October for the first time in nearly a decade.) More importantly, it raises some question about the long-term sustainability of China's blistering growth.

Accordingly, we have remained cautious about the quality of investment opportunities in China, almost exclusively focusing on industry leaders that we believe are capable of achieving sustained profitability through economic peaks and troughs. An alternative strategy has been to invest in non-Chinese companies that we believe will benefit from accelerating Chinese demand. While we are pleased that more high-growth, privately owned mainland companies are starting to be listed, we remain extremely selective and seek to avoid owning Chinese companies with opaque ownership structures and a lack of corporate transparency.

[Graphic Omitted]

WILL CHINA'S GDP GROWTH SLOW?
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Real GDP Growth

                  Rate

'97             10.29%

'98              6.39%

'99              3.14%

'00              8.96%

'01               7.3%

'02              6.74%

'03             14.16%

'04*              9.2%

'05*              8.0%

* Estimates

Sources: FactSet Research Systems, OECD, Consensus Economics Inc.

A word on your fund's investment strategy: The fund invests primarily in established dividend-paying, large-capitalization companies whose stocks have favorable prospects for capital appreciation and, secondarily, reasonable dividends as determined by T. Rowe Price International. The portfolio invests mostly in developed-market countries with limited exposure to emerging markets. Our investing style is value-oriented, although we also look for earnings growth potential and catalysts for value to be realized. Finally, country and sector allocations are driven equally by stock selection and our assessment of top-down, fundamental prospects.

MARKET REVIEW

Developed international stock markets posted robust gains in the past 12 months, driven by a solid recovery in the U.S., falling interest rates, and a strong demand from China's surging economy, although returns were more measured in the latest six-month period. Gains for the year were broad based, with most regions delivering double-digit increases. Except for a modest negative result for the information technology sector, all market sectors in the EAFE index produced double-digit 12-month returns, led by energy and utilities. However, even the tech sector provided good returns over the last three months.

MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                        Local           Local Currency            U.S.
Ended 10/31/04                 Currency         vs. U.S. Dollars         Dollars
--------------------------------------------------------------------------------

Australia                        12.65%                    3.43%          16.51%

France                            3.34                     6.11            9.65

Germany                          -0.36                     6.11            5.73

Hong Kong                        10.22                     0.21           10.45

Italy                             7.14                     6.11           13.69

Japan                            -7.06                     3.92           -3.42

Mexico                           15.95                    -1.12           14.66

Netherlands                      -0.37                     6.12            5.72

Norway                           17.51                     7.32           26.12

Spain                             6.06                     6.11           12.54

Sweden                            3.75                     7.40           11.43

Switzerland                      -6.81                     7.92            0.57

United Kingdom                    4.13                     3.32            7.60

Source:  RIMES Online,  using MSCI indices.

Over the past six months, European markets performed well. However, while stock valuations are attractive, economic growth in the region has been lackluster. Large European countries like Germany and France continue to make little progress in liberalizing their rigid labor markets and stifling regulatory regimes, although some notable ground was gained at the corporate level in Germany. Returns in these developed markets were less volatile during the period compared with other markets largely because they are less affected by the outlook for China's overheated economy (see the special report on China). Among the region's markets, Austria, Belgium, Finland, and Ireland were particularly strong.

Japan was the only market to register negative results over the past six months, but the Japanese market was in positive territory during the 12 months ended October 31. Japan's fortunes have been influenced by the progress of its economic recovery and the transparency of banking sector reforms. High oil prices have had a negative impact on the country due to its heavy manufacturing bias. Stocks there are also sensitive to developments in China, since exports to that vast market are important to Japan's economic recovery.

Latin American markets far outpaced other regions, thanks in part to anticipated debt reduction in some countries and the area's raw materials exposure to China. Brazil, in particular, has benefited from the global interest rate picture; since interest rates are not expected to rise as sharply as previously thought, the outlook for the Brazilian economy is much improved. Standard & Poor's and Moody's raised their credit ratings for the country's securities, reflecting Brazil's economic rebound, strong exports, and improved fiscal management. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses.

Emerging markets overall returned about 9% since the end of April, although the pattern was uneven. They performed well in the first quarter but suffered in the second due to concerns about runaway Chinese growth and rising oil prices.

PORTFOLIO REVIEW

Europe
Utility stocks paced European markets over the last six months, as larger players restructured to increase profitability and achieved some pricing power. Energy stocks continued to turn in good results, as oil prices rose above $50 per barrel. Materials stocks performed equally well, led by metals and mining stocks. China's infrastructure buildup plus global economic recovery propelled demand for raw materials, while structural consolidation created better pricing power. All sectors and countries ended in positive territory. The smaller countries in Europe performed better: Austria, with its exposure to faster-growing

Eastern Europe; Norway, with its exposure to oil; and Ireland, with a more dynamic economy, all outperformed Germany, France, and the U.K.

E.On was the fund's largest holding in the utilities sector and the sector's best performer for the past six months. The company is shedding less profitable assets and also benefiting from rising electricity prices in Germany, its home market. RWE, also in Germany, continued to gain for similar reasons. Elsewhere, Iberdrola, one of Spain's two largest electric utilities, saw its shares rise. Centrica, a U.K.-based natural gas utility, also performed well. We added to our position in Centrica because we believe the company's service-oriented business model provides potential for earnings growth. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

EUROPEAN DIVERSIFICATION
--------------------------------------------------------------------------------

Percent of Portfolio Holdings
for the Periods Ended                    4/30/04      10/31/04
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United Kingdom                               21%           23%

France                                        9            10

Germany                                       9             8

Sweden                                        4             5

Italy                                         5             4

Netherlands                                   3             4

Switzerland                                   5             4

Norway                                        1             2

Spain                                         2             2

Other Europe                                  3             3
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Total                                        62%           65%

Source: RIMES Online, using MSCI indices.

Energy continues to be an important theme in the portfolio. In our view, oil prices are likely to average above the high-$20s per barrel price that is built into most forecasts and stock valuations. Political issues and unrest in Russia, the Middle East, and West Africa have raised questions about future supply stability and in some cases have had a real impact. These less-stable areas are becoming more important oil suppliers because production in developed-market locations, such as the U.S. and the North Sea, is declining. Growing demand in China and India is challenging producers' ability to keep pace as the global economy recovers. In addition, natural gas is becoming the energy source of choice due to its efficiency and environmental advantages, which is helping to support prices.

These factors have been responsible for the strong performance of the large European integrated oil and gas companies. The fund increased its position in Statoil over the period, and this Norwegian energy major was among our best contributors. Statoil is highly leveraged to oil prices because it is mainly an exploration and development company with relatively few downstream assets. Italy's ENI also continued to perform well. The company has a substantial presence and strong production assets in Kazakhstan, Libya, and Egypt and continues to execute on its dominant natural gas strategy across Southern Europe. We added to our position in Shell Transport & Trading over the past six months. We believe the stock represents good value as the company begins to address some of the management issues that caused it to underperform its peers.

Steel stocks were among the best performers in the materials sector. Rising Chinese demand plus industry consolidation contributed to dramatic price increases for steel. SSAB generated solid performance, and we added to our position over the period. We like this Swedish steel maker because it specializes in high-strength, specialty applications that make it relatively less exposed to surging Chinese production, which is more concentrated in bulk steels. SSAB also works with customers to develop applications, and this additional service component provides some basis for its relative pricing power. Voestalpine, an Austrian producer, and Belgian metals processor Umicore also contributed nicely over the past six months. However, several of our U.K.-based investments in the sector produced underwhelming results, including Imperial Chemical Industries and building materials supplier Hanson.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                           Percent of Net Assets
                                            4/30/04      10/31/04
--------------------------------------------------------------------------------

Financials                                  27.9%         29.6%

Consumer Discretionary                      12.3          13.1

Energy                                      10.0          12.5

Industrials and Business Services            9.8           9.9

Materials                                    6.2           7.8

Health Care                                  8.5           6.8

Consumer Staples                             7.3           5.8

Telecommunication Services                   8.1           5.5

Utilities                                    4.3           4.1

Information Technology                       3.6           3.3

Trusts                                       1.7           0.9

Other and Reserves                           0.3           0.7
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Total                                      100.0%        100.0%

Financials were another bright spot for the fund. Nordea, a Swedish-based bank and one of the fund's largest holdings, benefited from cost savings and extremely low levels of nonperforming loans in the Nordic region. Shares of Bank Austria Creditanstalt continued rising, buoyed by earnings from the bank's strategic positions in the growing economies of Central and Eastern Europe that joined the European Union in May. German-based Hypo Real Estate's shares trended higher in response to the sale of several nonperforming loans and its renewed focus on profitability over volume. Royal Bank of Scotland and U.K. mortgage bank Bradford & Bingley lagged. Over the period, we took profits in Anglo Irish Bank as the shares no longer met the fund's valuation discipline.

Individual holdings in other sectors also had a notable effect on performance. Kesko, a Finnish-based retailer, provided good returns as the company executed well and garnered increasing sales from the Baltic countries. Shares of France's Sanofi-Aventis recovered following the Sanofi/Aventis merger and on an optimistic outlook for Acomplia, an experimental obesity drug. German pharmaceuticals maker Altana endured a price decline due to delays associated with the approval of several important new drugs. Tele2, an alternative telecommunications carrier based in Sweden, languished largely due to disappointing subscriber growth in Southern Europe.

Japan

Strong global demand benefited the portfolio's Japanese materials holdings over the past six months. However, Japan is often a market largely unto itself, as evidenced by the strong performance of health care stocks, which lagged in Europe. Some sectors in Japan lost ground, most notably telecommunications services, where fierce competition pressured profits, and consumer staples due to unfavorable demographics, sluggish demand, and deflation in the Japanese domestic economy.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

Periods Ended                               4/30/04      10/31/04
--------------------------------------------------------------------------------

Europe                                        62.2%         65.2%

Japan                                         19.7          18.9

Pacific Rim                                   14.8          12.4

Latin America                                  2.5           1.9

Other and Reserves                             0.8           1.6
--------------------------------------------------------------------------------

Total                                        100.0%        100.0%


Nippon Mining and TonenGeneral Sekiyu were aided by improving results in their petrochemicals operations, as the Japanese economy continued its export-led recovery, albeit at a less robust pace. Nippon Mining is also the leading copper smelter, and earnings were boosted by high copper prices driven by heavy Chinese demand. The sector has historically performed well coming out of recession and during the early stages of an economic recovery. Over the period, we purchased shares of chemical firm Teijin, one of the portfolio's best Japanese contributors. Teijin used cost cuts to more than offset rising raw material prices, and also achieved good results in its pharmaceutical division. Chemical firm Kaneka was also a strong performer based on robust sales of technology-related products such as polyimide films. Kaneka shares were also supported by significant stock repurchases.

Health care was the largest performance contributor in Japan. Takeda Pharmaceutical gained due to increased sales of hypertension and diabetes medicines, the potential for rising U.S. sales, and cost-cutting initiatives. Yamanouchi Pharmaceutical also benefited from growing overseas sales, especially of its incontinence drug and merger partner Fujisawa's transplant-rejection drug in Europe. However, we trimmed the fund's position in Yamanouchi based on its rising valuation. Japan's aging population is providing a tailwind for increasing sales and profits at Terumo, a maker of medical equipment and supplies such as artificial blood vessels.

Japanese financial and technology stocks were lower for the period, but good stock selection aided the portfolio's relative results. Bank of Yokohama, a large regional bank, rose as Japan's improved economy led to fewer bad loans and increased deposits. Shimadzu, a maker of precision instruments, benefited from unexpectedly strong sales and profit growth, potential for growing overseas sales, and cost-containment efforts including increased in-house production. We purchased Toshiba later in the period because we believed that this large manufacturer of semiconductors, computers, and other electronic products was trading at a quite inexpensive valuation. The stock subsequently rose, rewarding our decision.

Nippon Yusen was the fund's best Japanese contributor. This large shipping company is benefiting from increased global trade, especially with China. Shipping capacity has been tight enough to allow price increases, overcoming rising fuel costs. Tohoku Electric Power rose as industrial power demand expanded and summer temperatures were unusually high. Japan's largest trading company, Mitsubishi, enjoyed price gains thanks to its strong and growing exposure to oil, coal, and steel, whose prices all rose. Toyota Motor is one of the fund's largest positions and contributed nicely to performance. The company continues to execute well, taking share in the U.S. and Europe and moving into China in a measured fashion.

In general, the fund's holdings in Japan outperformed those in the MSCI index, but there were several exceptions. Among these was KDDI, a large telecommunications services provider whose improved share in a competitive wireless market was offset by falling revenues per user, higher customer acquisition costs, and a decline in its fixed-line operations. Major electronics firm NEC also detracted from results as benefits from restructuring were realized less quickly than expected.

Pacific ex-Japan
Continuing attempts by China's government to rein in economic growth did not derail markets in the Pacific region outside of Japan. Indeed, stocks posted substantial gains, outpacing those in Europe and Japan. China's cooling efforts mostly appeared to be working, with economic growth slowing at a modest pace.

Energy and materials led regional markets. Australia's Santos, one of the fund's larger holdings in the region, gained sharply. Santos' stable position as the largest natural gas producer in Australia was augmented by good news in its oil business, where rising prices led to higher-than-expected earnings, and there were optimistic developments in its exploration efforts in offshore Indonesia. Shares of Oil Search surged after agreement with Exxon Mobil on a natural gas pipeline from Papua New Guinea to its home base of Australia.

We continue to like the Australian market given the country's tremendous resource base combined with relative geographic proximity to voracious resource consumers such as China, Japan, South Korea, and India. Bluescope Steel was a strong beneficiary of rising steel prices driven by this consumption, and it was one of the fund's top contributors. On a more domestic note in Australia, Nufarm's shares rallied on increased sales of its agricultural chemicals. The company also made a strategic acquisition in Brazil that was well received by investors.

Elsewhere in the region, we sold the fund's position in Singapore Land after the property developer and manager jumped on takeover speculation. We purchased China Overseas Land, which develops properties in Hong Kong and mainland China, because we believed its valuation was compelling. The shares rose over the period, partly on higher-than-expected profit margins in its Chinese business. Hong Kong-based Esprit Holdings continued to move higher. This fashion retailer increased sales and profits, especially in Europe, and started moving back into the U.S.

In general, the fund did quite well in the Pacific ex-Japan region, but there were some disappointments. SK Telecom, a major wireless services provider in South Korea, posted disappointing profit results and forecasts. The company spent more on marketing to retain customers after the South Korean government instituted wireless phone number portability. The shares recovered somewhat late in the period but were underwater for the past six months. China Unicom, another wireless services provider, also fell due to price competition. In Hong Kong, Yue Yuen Industrial's profits were hurt by rising input material costs for its athletic footwear.

Latin America

The fund's exposure to Latin America remained relatively light, but our holdings generated solid results. The largest contributor was Petroleo Brasileiro (Petrobras), Brazil's integrated major oil company. Petrobras powered ahead on the back of rising prices. Grupo Financiero Banorte, Mexico's only remaining major independent bank, also posted gains as the Mexican economy recovered and the home mortgage market grew. Over the period, we sold Brazilian steel maker Gerdau after the stock advanced.

INVESTMENT OUTLOOK

Valuation multiples have consolidated since 2000, and we believe that quality companies that have generated respectable results have been unduly punished. We think large-caps look less expensive relative to small-caps, and the economic environment going forward should be more supportive for high-quality companies as global GDP growth levels off and earnings growth decelerates in 2005.

In our view, Europe is the most attractive region in terms of stock valuation as investors await an upswing in domestic growth. Global interest rates are expected to rise in 2005, but the environment in Europe is comparatively benign as growth has been more tempered. The direction and pace of interest rates can have a significant impact on the prospects for financial companies. We continue to own European and globally diversified banks due to their valuations, the rising rate of merger and acquisition activity, and the favorable interest rate background.

Japan should continue to enjoy positive economic growth and is currently experiencing its first sustained recovery in 15 years. Government deregulation, accommodative monetary policy, corporate restructuring, a healthier financial system, and the global (China, in particular) economic cycle have revived the Japanese economy.

The influence of China on the global economy will continue to grow. Asian materials and cyclical stocks are benefiting from the infrastructure buildup in China. The country is experiencing rapid economic growth, although the Chinese government is taking measures to reduce the pace to a sustainable level. We continue to gain exposure to China by investing in companies that are benefiting from rapid growth and demand via exports.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 16, 2004

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RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages:
The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index:
Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio:
Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

T. Rowe Price International Growth & Income Fund
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       10/31/04
--------------------------------------------------------------------------------

BP, United Kingdom                                                          2.9%

Shell Transport & Trading, United Kingdom                                   2.2

Toyota Motor, Japan                                                         2.0

Total, France                                                               1.8

Royal Bank of Scotland, United Kingdom                                      1.6

--------------------------------------------------------------------------------

NORDEA, Sweden                                                              1.5

Barclays, United Kingdom                                                    1.5

ENI, Italy                                                                  1.5

HSBC, United Kingdom                                                        1.5

BNP Paribas, France                                                         1.4

--------------------------------------------------------------------------------

Statoil , Norway                                                            1.3

Renault, France                                                             1.2

E.On, Germany                                                               1.1

BASF, Germany                                                               1.1

Novartis, Switzerland                                                       1.1

--------------------------------------------------------------------------------

Hutchison Whampoa, Hong Kong                                                1.0

AXA, France                                                                 1.0

Takeda Pharmaceutical, Japan                                                1.0

ING Groep GDS, Netherlands                                                  1.0

Sanofi-Aventis, France                                                      1.0

--------------------------------------------------------------------------------

UBS, Switzerland                                                            0.9

iShares MSCI EAFE, Europe/Far East                                          0.9

Nestle, Switzerland                                                         0.9

ABN Amro, Netherlands                                                       0.9

GlaxoSmithKline, United Kingdom                                             0.9

--------------------------------------------------------------------------------

Total                                                                      33.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------

As of 10/31/04

International Growth & Income Fund $13,090
MSCI EAFE Index * $10,961

                                MSCI EAFE Index*            Growth & Income Fund

12/98                               10,000                         10,000

10/99                               11,285                         11,000

10/00                               10,984                         11,158

10/01                                8,274                          9,150

10/02                                7,204                          8,298

10/03                                9,190                         10,759

10/04                               10,961                         13,090

* From 12/31/98

Note: Performance for the Advisor Class and R Class will vary due to their differing fee structures. See returns table on the next page.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 10/31/04                1 Year    5 Years    Inception        Date

--------------------------------------------------------------------------------

International Growth & Income Fund    21.66%      3.54%       4.70%     12/21/98

MSCI EAFE Index                       19.27      -0.58        2.25*

Lipper International Multi-Cap
Value Funds Average                   19.74       3.55        5.08*

--------------------------------------------------------------------------------

International Growth & Income
Fund-Advisor Class                    21.74          -       26.54       9/30/02

International Growth & Income
Fund-R Class                          21.49          -       26.23       9/30/02

MSCI EAFE Index                       19.27      -0.58       25.42**

Lipper International Multi-Cap
Value Funds Average                   19.74       3.55      26.60**

* Benchmark since-inception data are for the time period 12/31/98 to 10/31/04.

** Benchmark since-inception data are for the time period 9/30/02 to 10/31/04.

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

--------------------------------------------------------------------------------

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                 Beginning          Ending        Expenses Paid
                             Account Value   Account Value        During Period*
                                    5/1/04        10/31/04   5/1/04 to 10/31/04

Investor Class
Actual                        $   1,000.00     $  1,088.90            $    6.56

Hypothetical(assumes 5%
return before expenses)       $   1,000.00     $  1,018.85            $    6.34

Advisor Class
Actual                        $   1,000.00     $  1,088.70            $    6.04

Hypothetical (assumes 5%
return before expenses)       $   1,000.00     $  1,019.36            $    5.83

R Class
Actual                        $   1,000.00     $  1,088.20            $    7.35

Hypothetical (assumes 5%
return before expenses)       $   1,000.00     $  1,018.10            $    7.10

 * Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. Annualized expense ratio for the Investor Class was 1.25%, Advisor Class was 1.15%, and the R Class was 1.40%.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

QUARTER-END RETURNS
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 9/30/04                       1 Year        5 Years      12/21/98
International Growth &
  Income Fund                               23.90%          3.10%          4.17%

International Growth &
  Income Fund-Advisor Class                 23.99           3.14           4.21

International Growth &
  Income Fund-R Class                       23.73           3.03           4.11

MSCI EAFE Index *                           22.52          -0.51           1.69

Lipper International Multi-Cap
Value Funds Average *                       22.92           3.32           4.67

* Benchmark since-inception data are for the time period 12/31/98 through 9/30/04.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how each share class would have performed if its actual (or cumulative) returns were earned at a constant rate. The T. Rowe Price International Growth & Income Fund-Advisor Class and the T. Rowe Price International Growth & Income Fund-R Class began operations on September 30, 2002. Each shares the portfolio of the existing retail fund (the original share class of the fund is referred to as the "investor class"). The average annual total return figures for the Advisor Class and R Class have been calculated using the performance data of the investor class up to the inception date of the class and the actual performance results of the class since that date. The performance results of the investor class have not been adjusted to reflect the 12b-1 fee associated with either the Advisor Class (0.25%) or the R Class (0.50%). Had these fees been included, the performance of the Advisor Class and R Class would have been lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class

                                   Year
                                  Ended
                               10/31/04  10/31/03  10/31/02  10/31/01  10/31/00

NET ASSET VALUE
Beginning
of period            $    9.40   $    7.34   $    8.19   $   10.75   $   11.00

Investment activities

  Net investment
  income (loss)           0.12*       0.02*       0.09*       0.11*       0.14*

  Net realized
  and unrealized
  gain (loss)             1.91        2.13       (0.84)      (1.90)       0.03**

  Total from
  investment
  activities              2.03        2.15       (0.75)      (1.79)       0.17

Distributions

  Net investment
  income                 (0.04)      (0.08)      (0.10)      (0.13)      (0.19)

  Net realized gain       --         (0.01)       --         (0.64)      (0.23)

  Total distributions    (0.04)      (0.09)      (0.10)      (0.77)      (0.42)

NET ASSET VALUE

End of period        $   11.39   $    9.40   $    7.34   $    8.19   $   10.75
                     -----------------------------------------------------------

Ratios/Supplemental
Data

Total return^            21.66%*     29.66%*     (9.31)%*   (17.99)%*     1.43%*

Ratio of total
expenses to average
net assets                1.25%*      1.25%*      1.25%*      1.25%*      1.25%*

Ratio of net
investment income
(loss) to average
net assets                1.71%*      1.36%*      1.25%*      1.24%*      1.24%*

Portfolio
turnover rate             45.8%       53.2%       24.6%        8.5%       32.2%

Net assets,
end of period
(in thousands)       $ 437,974   $ 114,999   $  10,654   $   8,500   $  10,118

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class

                                       Year                              9/30/02
                                      Ended                              Through
                                   10/31/04         10/31/03            10/31/02

NET ASSET VALUE

Beginning of period            $      9.41      $      7.34       $       7.10

Investment activities

  Net investment
  income (loss)                       0.15*            0.09*                  -

  Net realized and
  unrealized gain (loss)              1.89             2.07               0.24

  Total from investment
  activities                          2.04             2.16               0.24

Distributions

  Net investment income              (0.04)           (0.08)                  -

  Net realized gain                       -           (0.01)                  -

  Total distributions                (0.04)           (0.09)                  -

NET ASSET VALUE

End of period                  $     11.41      $      9.41       $       7.34
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                       21.74%*          29.80%*             3.38%*

Ratio of total expenses to
average net assets                   1.15%*           1.15%*             1.15%!*

Ratio of net investment
income (loss) to average
net assets                           1.83%*           0.71%*             0.06%!*

Portfolio turnover rate              45.8%            53.2%              24.6%

Net assets, end of period
(in thousands)                 $     37,542     $      3,513      $         103


^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

*Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 02/28/06.

!Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class

                                       Year                              9/30/02
                                      Ended                              Through
                                   10/31/04         10/31/03            10/31/02

NET ASSET VALUE

Beginning of period            $      9.38      $      7.34       $      7.10

Investment activities

  Net investment
  income (loss)                       0.17*            0.09*                 -

  Net realized and
  unrealized gain (loss)              1.84             2.04              0.24

  Total from investment
  activities                          2.01             2.13              0.24

Distributions

  Net investment income              (0.04)           (0.08)                 -

  Net realized gain                       -           (0.01)                 -

  Total distributions                (0.04)           (0.09)                 -

NET ASSET VALUE

End of period                  $     11.35      $      9.38       $      7.34
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^                       21.49%*          29.38%*            3.38%*

Ratio of total expenses to
average net assets                   1.40%*           1.40%*            1.40%!*

Ratio of net investment
income (loss) to average
net assets                           1.53%*           0.89%*           (0.19)%!*

Portfolio turnover rate              45.8%            53.2%              24.6%

Net assets, end of period
(in thousands)                $      6,178     $        910       $        103

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

*Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 02/28/06.

! Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

Portfolio of Investments (1)                                Shares         Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

EUROPE/FAR EAST   0.9%

Common Stocks   0.9%

iShares MSCI EAFE (USD)                                     30,500         4,464

Total Europe/Far East (Cost $4,320)                                        4,464

AUSTRALIA   6.8%

Common Stocks   6.8%

Australia & New Zealand Banking                            203,427         3,100

Babcock & Brown *                                           53,500           317

Babcock & Brown (Regulation S shares) *                     16,578            98

Bluescope Steel                                            531,829         3,070

Boral                                                      487,654         2,418

Coles Myer                                                 185,296         1,320

Downer EDI (ss.)                                           268,061           909

Insurance Australia Group                                  374,573         1,508

Macquarie Bank (ss.)                                        59,839         1,769

Mirvac (ss.)                                               357,281         1,209

National Australia Bank (ss.)                              154,864         3,270

Nufarm                                                     235,182         1,405

Oil Search                                                 893,246         1,161

Publishing & Broadcasting                                  200,698         2,193

Qantas Airways                                             326,996           811

QBE Insurance (ss.)                                        216,723         2,222

Santos                                                     451,957         2,802

Westfield Group (ss.)                                      136,223         1,526

Westpac Banking                                            117,666         1,659

Total Australia (Cost $26,666)                                            32,767

AUSTRIA   0.8%

Common Stocks   0.8%

Bank Austria Creditanstalt (ss.)                            39,141         2,894

Voestalpine (ss.)                                           16,390           954

Total Austria (Cost $2,930)                                                3,848

BELGIUM   0.9%

Common Stocks   0.9%

Dexia                                                       84,629         1,694

KBC Bank                                                    22,058         1,615

Umicore                                                     14,407         1,112

Total Belgium (Cost $3,420)                                                4,421

BRAZIL   0.6%

Common Stocks   0.6%

Petrobras ADR (USD)                                         55,600         1,812

Tele Norte Leste ADR (USD)                                  68,700           899

Total Brazil (Cost $2,322)                                                 2,711

CHILE   0.1%

Common Stocks   0.1%

Banco Santander Chile ADR (USD)                             19,800           554

Total Chile (Cost $497)                                                      554

CHINA   0.7%

Common Stocks   0.7%

China Overseas Land (HKD)                                4,970,000         1,086

China Telecom (H shares) (HKD)                           2,245,000           721

China Unicom (HKD) (ss.)                                   982,000           700

Semiconductor Manufacturing
International ADR (USD) *                                   31,200           337

TCL (HKD)                                                1,074,000           293

Total China (Cost $3,515)                                                  3,137

DENMARK   0.2%

Common Stocks   0.2%

TDC                                                         28,665         1,060

Total Denmark (Cost $988)                                                  1,060

FINLAND   0.8%

Common Stocks   0.8%

Kesko (ss.)                                                 88,651         1,983

UPM-Kymmene                                                102,000         2,016

Total Finland (Cost $3,494)                                                3,999

FRANCE   10.2%

Common Stocks   10.2%

Accor                                                       30,612         1,270

AXA                                                        231,456         4,978

BNP Paribas (ss.)                                           98,086         6,671

Bouygues                                                    73,821         2,906

CNP Assurances (ss.)                                        20,293         1,380

Compagnie de Saint-Gobain (ss.)                             25,926         1,423

Lafarge                                                     20,152         1,838

Pernod-Ricard                                                9,621         1,331

Pinault Printemps Redoute (ss.)                              9,007           848

Publicis (ss.)                                              75,172         2,240

Renault                                                     70,177         5,869

Sanofi-Aventis                                              64,652         4,722

Societe Generale                                            35,798         3,318

Thomson (ss.)                                               82,023         1,855

Total (ss.)                                                 41,063         8,533

Total ADR (USD)                                                600            62

Total France (Cost $43,640)                                               49,244

GERMANY   8.1%

Common Stocks   7.5%

Altana                                                      41,287         2,085

BASF                                                        86,597         5,398

Celesio (ss.)                                               22,353         1,619

DaimlerChrysler                                             44,238         1,826

Deutsche Bank                                               20,160         1,532

E.On                                                        66,495         5,407

Hannover Rueckversicherung (ss.)                            18,934           617

Hypo Real Estate *                                         101,693         3,801

Jenoptik *                                                  29,533           303

MAN                                                         20,302           701

METRO                                                       80,815         3,856

Munich Re                                                   17,558         1,716

RWE                                                         36,506         1,932

SAP                                                          7,874         1,340

Siemens                                                     49,034         3,647

Volkswagen                                                  13,405           595

                                                                          36,375

Preferred Stocks   0.6%

Fresenius                                                   10,057           850

Hugo Boss                                                   68,167         1,812

                                                                           2,662

Total Germany (Cost $34,650)                                              39,037

HONG KONG   2.5%

Common Stocks   2.5%

Esprit Holdings                                            197,500         1,055

Hang Lung Development (ss.)                                991,000         1,630

Hong Kong Electric                                         383,000         1,717

Hutchison Whampoa (ss.)                                    648,800         5,001

TCL Communication Technology *                             429,600            49

Wheelock                                                   827,000         1,169

Yue Yuen Industrial (ss.)                                  542,500         1,363

Total Hong Kong (Cost $11,080)                                            11,984

IRELAND   0.3%

Common Stocks   0.3%

DCC                                                         64,152         1,300

Total Ireland (Cost $1,032)                                                1,300


ITALY   4.2%

Common Stocks   4.2%

Banche Poplari Unite                                        51,069           907

ENI S.p.A.                                                 301,372         6,839

ENI S.p.A. ADR (USD)                                         1,500           172

Milano Assicurazioni *(ss.)                                391,330         1,671

Mondadori (ss.)                                            102,884         1,022

Saipem                                                     107,031         1,233

San Paolo IMI                                               75,112           952

San Paolo IMI ADR (USD)                                      1,500            38

Telecom Italia Mobile                                      410,247         2,416

UniCredito Italiano                                        626,925         3,365

Unipol (ss.)                                               344,256         1,474

Total Italy (Cost $17,579)                                                20,089

JAPAN   18.9%

Common Stocks   18.9%

Aioi Insurance                                             213,000           860

Alpine Electronics (ss.)                                    81,000         1,049

Asahi Breweries                                             93,000           958

Bank of Yokohama                                           534,000         3,193

Canon                                                       39,000         1,924

Dai Nippon Printing                                        119,000         1,629

Denki Kagaku Kogyo Kabushiki Kaisha                        287,000           872

Electric Power, 144A *                                       9,400           246

Fuji Heavy Industries (ss.)                                286,000         1,389

Glory                                                       53,000           792

Goldcrest (ss.)                                             24,900         1,552

Heiwa                                                       35,400           532

Honda                                                       40,100         1,936

Kaneka                                                     158,000         1,647

KDDI                                                           403         1,939

Kirin Brewery                                              176,000         1,580

Kobayashi Pharmaceutical                                    28,000           699

Koito Manufacturing (ss.)                                  159,000         1,320

Lintec (ss.)                                                71,000           965

Mitsubishi                                                 226,000         2,496

Mitsubishi Heavy Industries (ss.)                        1,003,000         2,819

Mitsui Sumitomo Insurance                                  237,000         1,945

NEC                                                        169,000           937

NEC Soft (ss.)                                              37,400           928

Nippon Express                                             453,000         2,183

Nippon Mining Holdings                                     316,500         1,505

Nippon Yusen                                               630,000         3,167

Nipro                                                       62,000           923

Noritsu Koki (ss.)                                          17,000           360

NSK                                                        180,000           774

Promise                                                     33,550         2,133

Shimadzu                                                   387,000         2,150

Sony (ss.)                                                  61,400         2,137

Sony ADR (USD)                                               1,500            52

Sumitomo                                                   246,000         1,831

Sumitomo Bakelite                                          128,000           753

Sumitomo Mitsui Financial                                      292         1,898

Takeda Pharmaceutical                                      101,800         4,916

TDK                                                         14,000           972

TDK ADR (USD)                                                  500            35

Teijin (ss.)                                               558,000         2,168

Terumo (ss.)                                                80,100         1,995

The 77 Bank                                                168,000         1,000

Toho Gas                                                   629,000         1,999

Tohoku Electric Power                                      217,300         3,708

Tonen General Sekiyu (ss.)                                 245,000         2,135

Toppan Forms (ss.)                                          96,000         1,154

Toshiba (ss.)                                              497,000         2,002

Toyota Motor                                               248,700         9,688

Trans Cosmos (ss.)                                          22,000           730

Uniden                                                      36,000           779

World Company                                               24,000           702

Yamaha                                                      68,700         1,049

Yamanouchi Pharmaceutical                                   31,600         1,159

York-Benimaru                                               25,300           637

Total Japan (Cost $85,582)                                                90,901

MALAYSIA   0.1%

Common Stocks   0.1%

Astro All Asia, 144A *                                      84,200           115

Astro All Asia (Ordinary shares) *                         184,000           252

Total Malaysia (Cost $320)                                                   367

MEXICO   1.2%

Common Stocks   1.2%

America Movil ADR, Series L (USD)                           29,900         1,316

Cemex                                                      150,775           871

Grupo Financiero Banorte                                   314,800         1,479

Telmex ADR (USD)                                            32,600         1,116

Wal-Mart de Mexico, Series V                               309,600         1,013

Total Mexico (Cost $4,727)                                                 5,795

NETHERLANDS   4.4%

Common Stocks   4.4%

ABN Amro ADR (USD)                                           3,000            72

ABN Amro Holdings                                          177,828         4,251

Akzo Nobel                                                  30,543         1,148

Corio                                                       32,113         1,604

DSM                                                         46,953         2,553

European Aeronautic Defense & Space (ss.)                   74,407         2,120

Fortis (Unified shares) (ss.)                               70,972         1,805

ING Groep GDS                                              180,530         4,775

Koninklijke Wessanen GDS (ss.)                              68,710           899

Philips Electronics                                         92,318         2,183

Total Netherlands (Cost $18,861)                                          21,410

NORWAY   2.0%

Common Stocks   2.0%

Norsk Hydro                                                 41,585         3,051

Statoil ASA                                                439,525         6,342

Yara International *                                        38,586           412

Total Norway (Cost $8,148)                                                 9,805

SINGAPORE   1.6%

Common Stocks   1.6%

Creative Technology                                         84,400           954

Fraser & Neave                                             228,700         1,883

Sembcorp                                                 2,318,000         2,131

Singapore Press                                            291,250           823

United Overseas Bank                                       222,336         1,804

Total Singapore (Cost $6,932)                                              7,595

SOUTH KOREA   0.5%

Common Stocks   0.5%

SK Telecom ADR (USD)                                       128,160         2,529

Total South Korea (Cost $2,625)                                            2,529

SPAIN   2.0%

Common Stocks   2.0%

Acciona (ss.)                                               45,584         3,213

Banco Santander Central Hispano (ss.)                      343,833         3,835

Banco Santander Central Hispano ADR (USD)                    4,100            46

Gestevision Telecino *(ss.)                                 13,843           264

Iberdrola                                                   69,655         1,524

Indra Sistemas                                              59,803           886

Total Spain (Cost $8,614)                                                  9,768

SWEDEN   5.0%

Common Stocks   5.0%

Autoliv GDR                                                 47,200         2,001

ForeningsSparbanken, Series A                               72,391         1,519

Nobia                                                       71,660           919

NORDEA                                                     860,167         7,422

Peab                                                       205,210         1,619

SEB, Series A                                              160,143         2,662

SKF, Series B                                               47,589         1,843

SSAB Svenskt Stal, Series A                                152,877         3,026

Svenska Handelsbanken, Series A                            112,819         2,440

Tele2, Series B (ss.)                                       22,476           746

Total Sweden (Cost $20,875)                                               24,197

SWITZERLAND   3.8%

Common Stocks   3.8%

Kaba Holding                                                 2,771           719

Logitech International *                                    29,142         1,511

Nestle                                                      18,342         4,335

Novartis                                                   109,551         5,219

Swisscom                                                     4,223         1,520

UBS                                                         62,969         4,534

UBS (Registered shares) (USD)                                  316            23

Vontobel                                                    23,794           505

Total Switzerland (Cost $17,213)                                          18,366

THAILAND   0.2%

Common Stocks   0.2%

Total Access Communications (USD) *                        220,000           713

Total Thailand (Cost $556)                                                   713

UNITED KINGDOM   22.5%

Common Stocks   22.5%

Aegis                                                      854,459         1,599

Alliance & Leicester                                        65,633         1,034

Alliance UniChem                                           107,564         1,315

Anglo American                                             129,356         2,834

Associated British Foods                                   268,391         3,422

AstraZeneca ADR (USD)                                       43,100         1,776

Aviva                                                      256,075         2,560

Barclays                                                    12,549           122

Barclays ADR (USD)                                         183,400         7,237

BBA                                                        257,938         1,249

BP ADR (USD)                                               243,200        14,166

Bradford & Bingley                                         283,158         1,436

Cadbury Schweppes ADR (USD)                                 57,100         1,913

Centrica                                                   477,855         2,111

Close Brothers Group                                        36,447           444

Compass                                                    120,580           498

Dixons                                                     717,772         2,262

GlaxoSmithKline ADR (USD)                                   98,100         4,159

Guinness Peat Group (NZD)                                  356,077           506

Hanson                                                     149,691         1,104

HBOS                                                       253,852         3,397

Hilton Group                                               495,923         2,345

HSBC                                                       433,185         6,990

Imperial Chemical                                          214,099           823

Imperial Chemical ADR (USD)                                  2,600            40

J Sainsbury                                                131,300           621

Kesa Electricals                                            69,520           347

Mitchells & Butlers                                        314,908         1,645

mmO2 *                                                   2,112,723         4,080

Persimmon                                                  113,614         1,288

Pilkington                                                 607,286           961

Prudential                                                 176,782         1,299

Prudential, Rights *                                        29,463            50

Rolls-Royce Group *(ss.)                                   528,857         2,515

Rolls-Royce Group, Class B *                            16,817,652            31

Royal & Sun Alliance                                       613,083           841

Royal Bank of Scotland                                     268,800         7,915

Shell Transport & Trading ADR (USD)                        221,600        10,473

Tesco                                                      398,032         2,096

United Utilities                                            84,987           895

United Utilities, Class A                                   27,185           194

Vodafone ADR (USD)                                         142,000         3,662

Warner Chilcott                                             84,770         1,339

WPP Group                                                  257,989         2,587

Total United Kingdom (Cost $98,556)                                      108,181

SHORT-TERM INVESTMENTS   2.4%

Money Market Funds   2.4%

T. Rowe Price Reserve Investment Fund, 1.81% #!         11,679,804        11,680

Total Short-Term Investments (Cost $11,680)                               11,680

SECURITIES LENDING COLLATERAL   9.8%

Money Market Pooled Account   9.8%

Investment in money market pooled
account managed by JP Morgan Chase Bank,
London, 1.788% #                                        47,246,017        47,246

Total Securities Lending Collateral (Cost $47,246)                        47,246

Total Investments in Securities

111.5% of Net Assets (Cost $488,068)                                    $537,168
                                                                        --------


(1)   Denominated in currency of country of incorporation unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See
      Note 2

!     Affiliated company - See Note 5

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $361 and represents 0.1% of net assets

ADR   American Depository Receipts

GDR   Global Depository Receipts

GDS   Global Depository Shares

HKD   Hong Kong dollar

NZD   New Zealand dollar

USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

(In thousands except shares and per share amounts)

ASSETS

Investments in securities, at value

  Affiliated companies (cost $11,680)                             $       11,680

  Other companies (cost $476,388)                                        525,488

Total investments in securities                                          537,168

Other assets                                                              16,515

Total assets                                                             553,683

LIABILITIES

Obligation to return securities lending collateral                        47,246

Other liabilities                                                         24,742

Total liabilities                                                         71,988

NET ASSETS                                                        $      481,695
                                                                  --------------

Net Assets Consist of:

Undistributed net investment income (loss)                        $        4,263

Undistributed net realized gain (loss)                                       155

Net unrealized gain (loss)                                                49,116

Paid-in-capital applicable to 42,300,563 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                       428,161

NET ASSETS                                                        $      481,695
                                                                  --------------

NET ASSET VALUE PER SHARE
Investor Class

($437,974,133/38,465,796 shares outstanding)                      $        11.39
                                                                  --------------
Advisor Class

($37,542,482/3,290,245 shares outstanding)                        $        11.41
                                                                  --------------
R Class

($6,178,243/544,522 shares outstanding)                           $        11.35
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

($ 000s)
                                                                            Year
                                                                           Ended
                                                                        10/31/04

INVESTMENT INCOME (LOSS)

Income

  Dividend (net of foreign taxes of $779)                        $         7,870

  Securities lending                                                         268

  Interest                                                                     1

  Total income                                                             8,139

Expenses

  Investment management                                                    1,823

  Shareholder servicing

    Investor Class                                                           650

    Advisor Class                                                             18

    R Class                                                                   16

  Custody and accounting                                                     228

  Registration                                                               111

  Rule 12b-1 fees

    Advisor Class                                                             46

    R Class                                                                   18

  Legal and audit                                                             30

  Prospectus and shareholder reports
    Investor Class                                                            23

    Advisor Class                                                              2

    R Class                                                                    2

  Directors                                                                    5

  Miscellaneous                                                                7

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                               250

    Expenses (reimbursed by) repaid to manager                               198

  Total expenses                                                           3,427

Net investment income (loss)                                               4,712

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

($ 000s)
                                                                            Year
                                                                           Ended
                                                                        10/31/04
Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              2,489

  Foreign currency transactions                                            (665)

  Net realized gain (loss)                                                1,824

Change in net unrealized gain (loss)

  Securities                                                             41,150

  Other assets and liabilities
  denominated in foreign currencies                                          34

  Change in net unrealized gain (loss)                                   41,184

Net realized and unrealized gain (loss)                                  43,008

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $       47,720
                                                                 --------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

($ 000s)

                                                           Year
                                                          Ended
                                                       10/31/04         10/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                         $  4,712        $    404

  Net realized gain (loss)                                1,824            (946)

  Change in net unrealized gain (loss)                   41,184          10,491

  Increase (decrease) in net assets from operations      47,720           9,949

Distributions to shareholders

  Net investment income

    Investor Class                                         (518)           (128)

    Advisor Class                                           (26)             (1)

    R Class                                                 (14)             (1)

  Net realized gain

    Investor Class                                            -             (16)

  Decrease in net assets from distributions                (558)           (146)

Capital share transactions *

  Shares sold

    Investor Class                                      314,116         106,848

    Advisor Class                                        32,765           3,554

    R Class                                               6,774           1,464

  Distributions reinvested

    Investor Class                                          505             128

    Advisor Class                                             4               1

    R Class                                                  14               1

  Shares redeemed

    Investor Class                                      (34,870)        (12,208)

    Advisor Class                                        (1,867)           (293)

    R Class                                              (2,331)           (737)

  Redemption fees received

    Investor Class                                            1               -

  Increase (decrease) in net assets from
  capital share transactions                            315,111          98,758

Net Assets

Increase (decrease) during period                       362,273         108,561

Beginning of period                                     119,422          10,861

End of period                                          $481,695        $119,422
                                                       -------------------------

(Including undistributed net investment income of $4,263 at 10/31/04 and $262 at 10/31/03)

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

($ 000s)
                                                           Year
                                                          Ended
                                                       10/31/04         10/31/03

*Share information

    Shares sold

      Investor Class                                    29,500           12,341

      Advisor Class                                      3,092              398

      R Class                                              666              166

    Distributions reinvested

      Investor Class                                        51               18

      Advisor Class                                          -                -

      R Class                                                2                -

    Shares redeemed

      Investor Class                                    (3,319)          (1,576)

      Advisor Class                                       (175)             (39)

      R Class                                             (220)             (83)

    Increase (decrease) in shares outstanding           29,597           11,225

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998, International Growth & Income Fund--Advisor Class (Advisor Class), offered since September 30, 2002, and International Growth & Income Fund--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets during the period ended October 31, 2004. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees
A 2% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $43,928,000; aggregate collateral consisted of $47,246,000 in the money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $440,340,000 and $124,777,000, respectively, for the year ended October 31, 2004

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $558,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                           $  54,018,000

Unrealized depreciation                                              (4,972,000)

Net unrealized appreciation (depreciation)                           49,046,000

Undistributed ordinary income                                         4,263,000

Undistributed long-term capital gain                                    225,000

Paid-in capital                                                     428,161,000

Net assets                                                         $481,695,000
                                                                   ------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $1,765,000 of capital loss carryforwards.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net investment income                                $   (153,000)

Undistributed net realized gain                                         153,000

At October 31, 2004, the cost of investments for federal income tax purposes was $488,138,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $260,000.

Each class is also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

--------------------------------------------------------------------------------

                                Investor Class          Advisor         R Class

Expense Limitation                        1.25%            1.15%           1.40%

Limitation Date                         2/28/05          2/28/06         2/28/06

Repayment Date                          2/28/07          2/29/08         2/29/08

Pursuant to this agreement, at October 31, 2004, expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $19,000 through February 28, 2006, $55,000 through February 28, 2007, and $16,000 through February 29, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $103,000 for Price Associates, $80,000 for T. Rowe Price Services, Inc., and $58,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $24,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2004, the fund was charged $100,000 for shareholder servicing costs related to the college savings plans, of which $72,000 was for services provided by Price and $8,000 was payable at period-end. At October 31, 2004, approximately 8% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively.

Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $151,000 of Spectrum Funds' expenses and $216,000 of Retirement Funds' expenses. Of these amounts, $250,000 related to services provided by Price and $60,000 was payable at period-end. At October 31, 2004, approximately 33% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 39% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $71,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $11,680,000 and $6,539,000, respectively.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $4,068,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $8,000 of the fund's income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $4,917,000 and foreign taxes paid of $358,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)               Principal Occupation(s) During Past 5
Year Elected *                Years and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, and Chief
(1945)                        Executive Officer, The Rouse Company,
1991                          real estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC,
(1943)                        an acquisition and management advisory firm
1988

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and  Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corporation

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh, Inc. (1999-2003);
2003                          Managing Director and Head of International
                              Private Banking, Bankers Trust (1996-1999)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Blackstone Real
2001                          Estate Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

INSIDE DIRECTOR

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman of
[111]                         the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

*Each inside director serves until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price,
Vice President, International Funds     T. Rowe Price Group, Inc., and T. Rowe
                                        Price Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price,  T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
 International Funds                    Inc.; Vice President and Secretary, T.
                                        Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski  (1966)           Vice President, T. Rowe Price and T.
Vice President, International Funds     Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc., T.
                                        Rowe Price International, Inc., and T.
                                        Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/Deutsche
                                        Asset Management (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President, T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $16,199               $18,383
     Audit-Related Fees                       1,563                   998
     Tax Fees                                 4,458                 4,830
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004